Other taxes payable	12 Months Ended
Dec. 31, 2025
ZHEJIANG TIANLAN [Member]
Other taxes payable
14.	Other taxes payable

Other taxes payable mainly comprise Valued-Added Tax (“VAT”). The Group is subject to output VAT levied at the rate of 3% to 13% (2024: 3% to 13%) of the revenue from sales of equipment.  The input VAT paid on purchases of materials and other direct inputs can be used to offset the output VAT levied on operating revenue to determine the net VAT payable or recoverable.